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               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                   PROSPECTUS SUPPLEMENT DATED JUNE 14, 2006

                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE
                            PREMIER ADVISOR/COVA VA

          NAVIGATOR SELECT/CUSTOM SELECT/RUSSELL SELECT/COVA SERIES A
                       (Prospectuses dated May 1, 2001)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                     MODIFIED SINGLE PREMIUM VARIABLE LIFE
                        (Prospectus dated May 1, 2000)
                        CUSTOM SELECT FLEXIBLE PREMIUM
     CUSTOM SELECT FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE
                       (Prospectuses dated May 1, 2001)
             CLASS VL FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR AND
                           SINGLE LIFE VARIABLE LIFE
                        (Prospectus dated May 1, 2006)

This supplement contains additional information and should be read and maintained with the prospectuses identified above.

It is proposed that MetLife Investors Insurance Company of California ("MetLife Investors") merge with and into its parent, MetLife Investors Insurance Company ("MLI"), a Missouri life insurance company. The Boards of Directors of the MetLife Investors and MLI have approved the merger, and the merger is subject to prior approval by the California and Missouri Departments of Insurance. As a result of the merger, the Separate Accounts identified above will become separate accounts of MLI, and all variable annuity or variable life policy owners of MetLife Investors will become variable annuity or variable life policy owners of MLI. MLI will become responsible for the liabilities and obligations of MetLife Investors including those relating to the Separate Accounts funding the variable annuity contracts and variable life policies. The merger is proposed to occur on or about November 10, 2006.